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                                                                   EXHIBIT 10.82


                  As of April 30, 2001

EZCORP, INC.
1901 Capital Parkway
Austin, Texas  78746

         Re: Requested Waivers of Sections 2.13(b), 4.3(e) and 4.2 of the Credit Agreement

Gentlemen:

         Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of December 15, 2000 (as the same has been amended, supplemented or modified from time to time, the "Credit Agreement"), among EZCORP, INC., a Delaware corporation (the "Borrower"), each of the Lenders and Wells Fargo Bank Texas, National Association, as Agent for itself and the other Lenders and as the Issuing Bank. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Credit Agreement.

         The Borrower has notified the Agent and the Lenders that on March 30, 2001, Net Proceeds from the sale of certain computer equipment in the amount of $828,883.66 (the "Computer Sales Net Proceeds") were applied to the reduction of the Tranche B Loan notwithstanding the provisions of Section 2.13(b) of the Credit Agreement (such application of computer sales of the Net Proceeds to the Tranche B Loan is hereinafter referred to as the "Computer Sales Tranche B Application"). The Borrower has requested of the Agent and the Lenders that they agree with the Borrower (i) to waive the application of Section 2.13(b) of the Credit Agreement to the Computer Sales Net Proceeds, and (ii) that such Computer Sales Tranche B Application be permitted to remain (the hereinabove requested waiver is hereinafter referred to as the "Computer Sales Waiver").

         The Borrower has further notified the Agent and the Lenders it was able to comply with the provisions of Section 4.3(f)(i) of the Credit Agreement to reduce the outstanding principal balance of the Tranche B Loan to $20,500,000 by virtue of a drawing of the Tranche A Loan to the extent of $3,289,542.15 thereof. The Borrower has further notified the Agent and the Lenders that during the month of April, 2001 it closed sales or other dispositions of (i) Real Property, all the Net Proceeds of which, were applied to the reduction of the Tranche B Loan as required by the provisions of Section 4.3(e) of the Credit Agreement in the amount of $1,846,910.15 (the "Realty Net Proceeds") and (ii) computer equipment, all the Net Proceeds of which were also applied to the reduction of the Tranche B Loan, notwithstanding the provisions of Section 2.13(b) of the Credit Agreement, in the amount of $1,008,372.41 (the "Computer Net Proceeds") (the Realty Net Proceeds and the Computer Net Proceeds aggregating $2,855,282.56 are referred to collectively as the "April Net Proceeds").

         The Borrower has requested of the Agent and the Lenders, notwithstanding the requirements of Sections 4.3(e) and 2.13(b) of the Credit Agreement, that the amount of April Net Proceeds be reversed out from having been applied to the reduction of the Tranche B Loan and instead be applied to the reduction of the principal balance of the Tranche A Loan (without reducing the Tranche A Commitment). The Borrower has further requested a waiver of the requirements of Section 4.2 of the Credit Agreement for the sole purpose of allowing the voluntary prepayment of the Tranche A Loan requested above by the amount of April Net Proceeds, notwithstanding such section requiring prepayments to be in an amount of $1,000,000

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or an integral multiple thereof. The hereinabove requested waivers together with the Computer Sales Waiver are hereinafter referred to collectively as the "Requested Waivers".

         The Agent and the Lenders hereby grant the Requested Waivers.

         The Requested Waivers are effective only to the extent specifically stated above and are limited as specified herein. Except as expressly stated herein, the Requested Waivers shall not be construed as a consent to or waiver of any Default which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of the Lenders and the Agent are hereby expressly reserved with respect to any Default. The Requested Waivers do not affect or diminish the right of the Agent and the Lenders to require strict performance by the Borrower and each Guarantor of each provision of any Loan Document to which it is a party, except as expressly provided herein. All terms and provisions of, and all rights and remedies of the Agent and the Lenders under, the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

         IN ADDITION, TO INDUCE THE AGENT, THE LENDERS AND THE ISSUING BANK TO AGREE TO THE REQUESTED WAIVERS, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS LETTER AGREEMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH EACH OF THEM:

                  (a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS LETTER AGREEMENT, AND

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT, THE LENDERS AND THE ISSUING BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.

         THIS LETTER AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO RELATING TO THE REQUESTED WAIVERS SET FORTH HEREIN AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE LIMITED WAIVER SET FORTH HEREIN AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF


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THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This letter agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same letter agreement. This letter agreement shall not be effective unless and until the Agent, the Lenders, the Issuing Bank, the Borrower and the Guarantors each have executed and delivered a counterpart hereof, whereupon this letter agreement shall be effective as of the date first above written. Signatures transmitted by facsimile shall be effective as originals.

         By executing this letter agreement in the spaces provided below, (a) the Agent, the Lenders and the Issuing Bank agree to the terms, conditions and provisions hereof, (b) the Borrower agrees to the terms, conditions and provisions hereof, and (c) the Guarantors (i) consent and agree to the Requested Waivers and the other terms, conditions and provisions hereof, and (ii) agree that the Guaranties and all other Loan Documents to which the Guarantors, respectively, are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                                    AGENT AND LENDERS AND ISSUING BANK:

                                    WELLS FARGO BANK TEXAS, NATIONAL
                                    ASSOCIATION, as Agent and as a Lender and as Issuing Bank

                                       By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------



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                                    BANK ONE, NA (successor by merger to Bank
                                    One, Texas, National Association)



                                       By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------


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                                    GUARANTY BANK (formerly known as Guaranty
                                    Federal Bank, F.S.B.)


                                       By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------



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                                    COMERICA BANK-TEXAS




                                       By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------



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                                    THE CHASE MANHATTAN BANK
                                    (successor by merger to Chase Bank of Texas, National Association)



                                       By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                             -----------------------------------


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ACCEPTED AND AGREED TO
as of the date first above written:

BORROWER:

EZCORP, INC.



By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
        -----------------------------------


GUARANTORS:

EZPAWN ALABAMA, INC.
EZPAWN ARKANSAS, INC.
EZPAWN COLORADO, INC.
EZPAWN FLORIDA, INC.
EZPAWN GEORGIA, INC.
EZPAWN HOLDINGS, INC.
EZPAWN INDIANA, INC.
EZPAWN LOUISIANA, INC.
EZPAWN NEVADA, INC.
EZPAWN NORTH CAROLINA, INC.
EZPAWN OKLAHOMA, INC.
EZPAWN TENNESSEE, INC.
TEXAS EZPAWN MANAGEMENT, INC.
EZ CAR SALES, INC.
EZPAWN CONSTRUCTION, INC.
EZPAWN KANSAS, INC.
EZPAWN KENTUCKY, INC.
EZPAWN MISSOURI, INC.
EZPAWN SOUTH CAROLINA, INC.
EZCORP INTERNATIONAL, INC.
EZ MONEY NORTH CAROLINA, INC.



By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
        -----------------------------------





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TEXAS EZPAWN L.P.


By:    TEXAS EZPAWN MANAGEMENT, INC.,
       its sole general partner


By:
   ----------------------------------------
   Name:
        -----------------------------------
   Title:
        -----------------------------------






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